[logo] PIONEER
                                                                  Investments(R)

Pioneer Europe Fund

SEMIANNUAL REPORT 4/30/01

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           10
Financial Statements                              16
Notes to Financial Statements                     24
Trustees, Officers and Service Providers          30
The Pioneer Family of Mutual Funds                31
Retirement Plans From Pioneer                     32
Programs and Services for Pioneer Shareowners     34

Pioneer Europe Fund

LETTER FROM THE PRESIDENT 4/30/01

Dear Shareowner,
--------------------------------------------------------------------------------

I don't think you could find a better argument for a diversified portfolio than the volatile markets we have experienced in the last several months. The turbulence began when the dot-com bubble burst in the spring of 2000. Then, as higher interest rates began to drain strength from the economy, companies in a wide range of industries issued warnings of declining profits. The result has been a very weak stock market, with high-flying growth and internet-related stocks suffering the most damage. In contrast to these sharp declines, however, less aggressive investments, including many bonds and value stocks, did much better over this painful period.

You can never eliminate risk entirely, but you and your financial advisor can work to mitigate it. The first step is to review your portfolio diversification, and modify it as necessary. You will probably want to continue holding a mix of stocks and bonds. A portfolio containing a variety of investments with varying risk and opportunity characteristics may be the most comfortable course for most investors. It could also be the most successful.

As professional investors, we view market downturns as opportunities to reposition our funds' portfolios and take advantage of lower prices to purchase attractive securities. For more than 70 years, that strategy has helped Pioneer fund managers and shareowners reach their financial goals. You may want to put your own investment portfolio through the same process: Look past the bad news and try to bring your portfolio in line with current conditions and your own needs.

Sincerely,
/s/ David Tripple
David Tripple
Pioneer Investment Management, Inc.

Pioneer Europe Fund

PORTFOLIO SUMMARY 4/30/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart]

International Common Stocks                             90.8%
Short-Term Cash Equivalents                              8.0%
Preferred Foreign Stocks                                 0.7%
Depository Receipts for International Stocks             0.5%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[bar chart]

United Kingdom          22%
France                  19%
Germany                 14%
Italy                   13%
Netherlands             11%
Switzerland              8%
Spain                    6%
Finland                  4%
Ireland                  2%
Sweden                   1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    Vodafone Group Plc              5.46%
 2.    Nokia Oyj                       4.50
 3.    BNP Paribas SA                  3.06
 4.    Shell Transport & Trading Co.   2.85
 5.    BP Amoco Plc                    2.68
 6.    ING Groep NV                    2.47
 7.    ENI S.p.A.                      2.46
 8.    Aventis SA                      2.41
 9.    Telefonica SA                   2.39
10.    Nestle SA (Registered)          2.35

Fund holdings will vary for other periods.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/01                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/01     10/31/00
                 $27.25      $32.75


Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 4/30/01)      Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of April 30, 2001)

              Net Asset  Public Offering
Period          Value         Price*
Life of Class
10 Years         10.42         9.77
5 Years           9.08         7.79
1 Year          -28.78       -32.86

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[mountain chart]

       Pioneer Europe Fund*   MSCI Europe Index
4/91    9425                  10000
4/92   10320                  11139
       10265                  11308
       12423                  13775
4/95   13568                  15051
       10448                  17450
       19974                  21107
4/98   30209                  30709
       27649                  32445
       35664                  35687
4/01   25401                  30881

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/01                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/01     10/31/00
                 $25.71      $31.06


Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 4/30/01)      Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of April 30, 2001)

                   If            If
Period            Held        Redeemed*
Life of Class
(4/4/94)           10.50%       10.50%
5 Years             8.15         8.00
1 Year            -29.49       -32.31

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]

        Pioneer Europe Fund*   MSCI Europe Index
4/94    10000                  10000
        10539                  10309
        10838                  10926
        12060                  11672
4/96    13048                  12668
        14089                  13709
        15707                  15323
        17943                  17272
        23571                  22293
10/98   20367                  21256
        21398                  23554
        22021                  23919
        27376                  25907
        23322                  24143
4/01    19305                  22418

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/01                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/01     10/31/00
                 $25.63      $30.95


Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 4/30/01)      Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of April 30, 2001)

                    If          If
Period             Held      Redeemed*
Life of Class
(1/31/96)           8.93%       8.93%
5 Years             8.25        8.25
1 Year            -29.41      -29.41

* Assumes reinvestment of distribu-tions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[mountain chart]

       Pioneer Europe Fund*   MSCI Europe Index
1/96   10000                  10000
       10542                  10378
10/96  11391                  11232
       12705                  12553
       14520                  14151
4/98   19095                  18264
       16509                  17414
       17343                  19297
10/99  17862                  19596
       22198                  21225
       18921                  19780
4/01   15669                  18366

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/01                             CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/01     10/31/00
                 $27.67      $33.19


Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 4/30/01)      Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns*
(As of April 30, 2001)

                    If           If
Period             Held       Redeemed
Life of Class
(7/2/98)           -5.71%       -5.71%
1 Year            -28.50       -28.50

* Assumes reinvestment of distributions.

[mountain chart]

       Pioneer Europe Fund*   MSCI Europe Index
7/98   10000                  10000
        8458                   9064
1/99    9173                   9899
        8942                  10044
        8814                   9814
10/99   9269                  10199
       11143                  10726
       11602                  11047
7/00   10925                  11013
        9950                  10295
        9318                  10593
4/01    8295                   9559

+ Index comparison begins July 31, 1998. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/01

European stocks fell markedly during the six months ended April 30, 2001, as investors and companies scaled back expectations for growth. A dismal showing of the technology sector and rising energy prices added to an air of uncertainty. During this time, we've been adjusting the portfolio to reflect our expectations for slower economic growth - both in Europe and around the globe. In the following discussion, Riccardo Cavo, a member of the Fund's management team, discusses these investment changes and his expectations for European equities in the coming months.

Q: How did the Fund hold up in the slower-growth environment?

A: It was a difficult time for your Fund, which started the reporting period heavily exposed to the technology, media and telecommunication sectors. A smattering of smaller companies, particularly in the software sector, also dragged down performance. The presence of these more volatile stocks in a declining market resulted in disappointing returns. For the six months ending April 30, the Fund's Class A, B and C shares returned -16.80%, -17.22% and -17.19% at net asset value, respectively. The MSCI Europe Index posted a return of -7.15%. The average return for the 179 European funds tracked by Lipper, Inc. was -10.16%. (Lipper is an independent firm that tracks mutual fund performance excluding sales charges.)

   The first half of the Fund's fiscal year was a period of transition for European markets and your Fund as well. Since the beginning of 2001, we've been repositioning the Fund to reduce its risk profile and bring its composition more in line with the MSCI Europe Index. To achieve this end, analysts and portfolio managers in Pioneer's Boston and Dublin offices are employing state-of-the-art technology, quantitative risk analysis and a disciplined decision-making process to identify the best risk/reward opportunities in Europe's stock markets.

Q: Could you describe some of the changes that you've implemented during past few months?

A: After careful review of the Fund's holdings, we've made several changes that should help position the Fund more defensively in a slower-growth environment. The culmination of these changes is a more focused portfolio of 82 holdings, spanning 10 sectors. First and foremost has been the sharp reduction in technology, media

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/01                            (continued)

   and telecommunication holdings. Most of the decrease came in the technology arena. Several small-capitalization software companies were liquidated from the portfolio - including Autonomy Corporation (United Kingdom), Brokat Infosystems (Germany) and Cap Gemini (France). The bulk of the proceeds from the sales were invested in short-term cash investments, which will be allocated as our market outlook improves.

   The remaining balance of the cash proceeds was invested in the oil, utility and automobile sectors. In addition to the fact that these sectors tend to experience less volatility than technology-related companies, they are experiencing positive growth rates at a time when economic growth is contracting. Europe's oil companies are profiting from a combination of rising energy prices and limited supply in the face of high demand. Too few refineries is also limiting capacity and shoring up the profit outlook. Fund holdings ENI (Italy), BP Amoco (United Kingdom) and Shell Transport & Trading Co. (United Kingdom) rank among Europe's finest and largest oil producers. Utilities are another industry within the energy sector demonstrating favorable performance. Vivendi Environment (France) is a wastewater treatment company that is increasing its market share across the Continent. Low competition and high demand for its services bode well for this holding.

   Despite a slowing economy, automobile sales across Europe are also holding up quite well. Aggressive management and mass-marketing strategies are reshaping the industry. We think the Fund's investments in Bayerische Motoren Werke (Germany), Peugeot Citroen (France) and Porsche AG (Germany) represent the kind of high-quality companies that can achieve attractive growth rates in a more difficult global environment.

Q: What other sectors are you favoring?

A: We remain optimistic about prospects for several pharmaceutical companies in the portfolio but have scaled back holdings a bit to keep the overall sector weighting in line with the benchmark. We also reduced investments in the biotechnology sector for the same reason. We are quite upbeat about a smattering of investments in the engineering and construction sectors, including Lafarge (France) and CRH (Ireland).

Pioneer Europe Fund

Q: Which technology and telecommunications companies look attractive in today's market?

A: While we've scaled back holdings in these two sectors considerably, we expect technology and telecommunications will continue to play a major role in shaping the global economy and your Fund. Holdings in both sectors are concentrated in a smaller number of companies that we believe will be leaders in their respective markets. The majority of technology assets are invested in communications equipment. Nokia Oyj (Finland), a leading cellular handset provider, was the Fund's second largest holding on April 30. Within the communications sector, assets are spread between wireless and fixed-line operators. Vodafone Group (United Kingdom), the Fund's largest holding, is Europe's premier cellular service provider. The company's current stock price still reflects investors' concerns about the large fees Vodafone paid for next-generation mobile licenses. We view this as a temporary setback and fully expect prospects for this mobile phone leader to improve.

Q: What is your outlook?

A: Near term, we would not be surprised to see further weakness across
   Europe's stock markets if lower-than-expected corporate earnings materialize. However, the European Central Bank's reduction of interest rates by one quarter of a percentage point in early May was welcome news. The continued trend toward lower interest rates is attracting bond investors to the stock markets - adding a degree of price support.

   Longer term, we believe increased competition and deregulation across Europe will create many dynamic investment opportunities. The lifting of arcane regulations and ongoing efforts by corporations to improve shareowner value are attracting new, sophisticated investors. This, in turn, is increasing both the number and quality of offerings coming to market. This development is underscored by the fact that Continental Europe's market capitalization has nearly doubled since 1997. We believe our efforts to reposition the Fund will help soften the impact of uncertainty in the short term while capturing the most attractive growth opportunities created by Europe's continued economic transformation.

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/01 (unaudited)

   Shares                                                         Value
               PREFERRED STOCKS - 0.7%
               Consumer Cyclicals - 0.4%
               Automobiles - 0.4%
    4,120      Porsche AG Designs*                          $ 1,357,931
                                                            -----------
               Total Consumer Cyclicals                     $ 1,357,931
                                                            -----------
               Technology - 0.3%
               Computers (Software & Services) - 0.3%
    7,072      SAP AG                                       $ 1,132,508
                                                            -----------
               Total Technology                             $ 1,132,508
                                                            -----------
               Total Preferred Stocks
               (Cost $2,536,727)                            $ 2,490,439
                                                            -----------
               COMMON STOCKS - 91.3%
               Basic Materials - 6.7%
               Chemicals (Diversified) - 3.2%
   84,697      Akzo Nobel NV*                               $ 3,527,974
  107,846      Aventis SA                                     8,279,279
                                                            -----------
                                                            $11,807,253
                                                            -----------
               Chemicals (Specialty) - 1.7%
  223,672      Philips Electronics                          $ 6,570,411
                                                            -----------
               Construction (Cement & Aggregates) - 1.3%
   51,106      Lafarge BR                                   $ 4,910,459
                                                            -----------
               Metals Mining - 0.5%
   75,505      Sandvik AB*                                  $ 1,752,334
                                                            -----------
               Total Basic Materials                        $25,040,457
                                                            -----------
               Capital Goods - 5.6%
               Aerospace/Defense - 1.0%
  210,210      European Aeronautic Defence*                 $ 3,823,217
                                                            -----------
               Electrical Equipment - 0.6%
   31,128      Schneider Electric SA*                       $ 2,125,111
                                                            -----------
               Engineering & Construction - 3.1%
   68,856      Alstom*                                      $ 1,985,395
   35,000      Compagnie de Saint-Gobain*                     5,278,843
  261,934      CRH Plc                                        4,424,667
                                                            -----------
                                                            $11,688,905
                                                            -----------
               Manufacturing (Specialized) - 0.9%
1,000,000      Pirelli S.p.A.                               $ 3,264,898
                                                            -----------
               Total Capital Goods                          $20,902,131
                                                            -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

   Shares                                                            Value
               Communication Services - 13.5%
               Cellular/Wireless Telecommunications - 5.0%
6,164,066      Vodafone Group Plc                              $18,757,877
                                                               -----------
               Telephone - 8.5%
  192,022      British Telecom Plc                             $ 1,526,103
  235,422      Deutsche Telekom AG*                              6,149,030
1,350,000      Olivetti S.p.A.*                                  3,024,245
  485,594      Telefonica SA*                                    8,211,414
  695,000      Telecom Italia Mobile S.p.A.                      4,778,683
  525,000      Telecom Italia S.p.A.                             5,836,226
  325,000      Telecom Italia S.p.A., Di Risp                    2,027,031
                                                               -----------
                                                               $31,552,732
                                                               -----------
               Total Communication Services                    $50,310,609
                                                               -----------
               Consumer Cyclicals - 5.5%
               Automobiles - 1.1%
   52,755      Bayerische Moteren Werke AG*                    $ 1,769,201
    7,583      Peugeot Citroen SA*                               2,165,628
                                                               -----------
                                                               $ 3,934,829
                                                               -----------
               Consumer (Jewelry, Novelties & Gifts) - 0.5%
  140,000      Bulgari S.p.A.                                  $ 1,651,967
                                                               -----------
               Publishing - 3.0%
  343,870      Elsevier NV                                     $ 4,707,409
   54,763      Vivendi Universal*                                3,792,118
   67,400      VNU NV                                            2,801,504
                                                               -----------
                                                               $11,301,031
                                                               -----------
               Services (Commercial & Consumer) - 0.9%
  320,200      Amadeus Global Travel Distribution SA           $ 2,016,979
   76,112      Securitas AB*                                     1,480,677
                                                               -----------
                                                               $ 3,497,656
                                                               -----------
               Total Consumer Cyclicals                        $20,385,483
                                                               -----------
               Consumer Staples - 7.8%
               Broadcasting (Cable/Television/Radio) - 0.4%
   40,000      Societe Television Francaise*                   $ 1,678,583
                                                               -----------
               Entertainment - 0.5%
   84,577      Pearson Plc                                     $ 1,782,395
                                                               -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/01 (unaudited)                        (continued)

   Shares                                                       Value
               Foods - 3.5%
   27,375      Groupe Danone                              $ 3,558,062
    3,902      Nestle SA (Registered)                       8,077,911
   29,747      Sodexho Alliance SA*                         1,464,731
                                                          -----------
                                                          $13,100,704
                                                          -----------
               Restaurants - 0.5%
  152,500      Autogrill S.p.A.*                          $ 1,718,285
                                                          -----------
               Retail Stores (Food Chains) - 2.0%
  140,000      Koninklijke Ahold NV*                      $ 4,347,282
  855,116      Tesco Plc                                    3,041,411
                                                          -----------
                                                          $ 7,388,693
                                                          -----------
               Tobacco - 0.9%
  436,837      British American Tobacco Plc               $ 3,534,280
                                                          -----------
               Total Consumer Staples                     $29,202,940
                                                          -----------
               Energy - 9.1%
               Oil & Gas (Refining & Marketing) - 4.0%
1,231,200      ENI S.p.A.                                 $ 8,432,720
   44,400      Total Fina Elf SA                            6,617,806
                                                          -----------
                                                          $15,050,526
                                                          -----------
               Oil (International Integrated) - 5.1%
1,025,180      BP Amoco Plc                               $ 9,190,506
1,174,378      Shell Transport & Trading Co.                9,778,670
                                                          -----------
                                                          $18,969,176
                                                          -----------
               Total Energy                               $34,019,702
                                                          -----------
               Financials - 24.3%
               Banks (Major Regional) - 7.1%
  175,000      Banca Fideuram S.p.A.                      $ 2,119,300
  528,409      Banco Bilbao Vizcaya Argentaria SA           7,529,004
   50,305      Banco Popular Espanol SA                     1,796,382
  118,081      BNP Paribas SA                              10,497,104
   25,110      Credit Suisse Group                          4,681,624
                                                          -----------
                                                          $26,623,414
                                                          -----------
               Banks (Money Center) - 2.8%
  200,000      Allied Irish Banks Plc                     $ 2,191,385
  205,463      Barclays Plc                                 6,622,832
   36,627      Dresdner Bank AG*                            1,667,019
                                                          -----------
                                                          $10,481,236
                                                          -----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

   Shares                                                                Value
               Banks (Regional) - 2.8%
1,750,000      Banca Intesta S.p.A.*                               $ 6,567,501
  260,000      Standard Chartered Plc                                3,697,504
                                                                   -----------
                                                                   $10,265,005
                                                                   -----------
               Financial (Diversified) - 5.6%
   60,000      Deusche Bank AG*                                    $ 4,873,392
  124,300      ING Groep NV                                          8,488,176
    1,089      Swisscom Re*                                          2,143,355
   35,000      UBS AG                                                5,325,341
                                                                   -----------
                                                                   $20,830,264
                                                                   -----------
               Insurance (Life/Health) - 4.6%
   17,958      Allianz AG*                                         $ 5,150,927
  138,700      Assicurazioni S.p.A                                   4,479,191
   21,167      Muenchener Rueckversicherungs Gesellschaft AG*        5,990,620
  146,308      Prudential Corp. Plc                                  1,708,076
                                                                   -----------
                                                                   $17,328,814
                                                                   -----------
               Insurance (Multi-Line) - 0.8%
   14,966      Axa SA                                              $ 1,765,953
   61,947      Corporation Mapfre SA                                 1,250,326
                                                                   -----------
                                                                   $ 3,016,279
                                                                   -----------
               Investment Management - 0.6%
  117,000      Amvescap Plc                                        $ 2,159,357
                                                                   -----------
               Total Financials                                    $90,704,369
                                                                   -----------
               Health Care - 7.3%
               Biotechnology - 0.6%
   85,937      Qiogen NV*                                          $ 2,325,423
                                                                   -----------
               Health Care (Drugs/Major Pharmaceuticals) - 6.7%
   15,061      Altana AG                                           $ 1,830,611
  141,840      Astrazeneca Plc                                       6,627,309
   40,413      Elan Corp. Plc. (A.D.R.)*                             2,026,712
  188,710      Glaxosmithkline*                                      5,005,570
    4,714      Novartis AG*                                          7,324,618
   46,665      Schering AG                                           2,312,258
                                                                   -----------
                                                                   $25,127,078
                                                                   -----------
               Total Health Care                                   $27,452,501
                                                                   -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/01 (unaudited)                        (continued)

  Shares                                                            Value
              Technology - 7.4%
              Communications Equipment - 5.4%
  87,363      Alcatel SA                                     $  2,844,562
 465,652      Nokia Oyj                                        15,459,200
 300,000      Spirent Plc                                       1,775,858
                                                             ------------
                                                             $ 20,079,620
                                                             ------------
              Electronics (Component Distributors) - 1.2%
  61,642      Siemens AG                                     $  4,478,399
                                                             ------------
              Electronics (Semiconductors) - 1.2%
  43,374      Infineon Technologies AG*                      $  1,888,284
  66,000      STMicroelectronics                                2,661,335
                                                             ------------
                                                             $  4,549,619
                                                             ------------
              Total Technology                               $ 27,642,617
                                                             ------------
              Transportation - 0.5%
              Airlines - 0.5%
  94,655      Deutsche Lufthansa AG                          $  1,813,924
                                                             ------------
              Total Transportation                           $  1,813,924
                                                             ------------
              Utilities - 3.2%
              Power Producers (Independent) - 3.2%
 135,000      E.On AG*                                       $  6,755,144
 117,779      Vivendi Environment*                              5,157,803
                                                             ------------
                                                             $ 11,912,947
                                                             ------------
              Total Utilities                                $ 11,912,947
                                                             ------------
              Total Common Stocks
              (Cost $319,107,650)                            $310,852,701
                                                             ------------
              Total Investment in Securities
              (Cost $321,644,377)                            $343,343,140
                                                             ============

14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

 Principal
  Amount                                                           Value
                 TEMPORARY CASH INVESTMENTS - 8.0%
                 Commercial Paper - 8.0%
$10,889,000      Amercan Express Corp., 4.60%, 5/3/01       $ 10,889,000
 10,757,000      Citigroup Inc., 4.47%, 5/1/01                10,757,000
  8,234,000      Ford Motor Credit Corp., 4.51%, 5/2/01        8,234,000
                                                            ------------
                 Total Temporary Cash Investments

                 (Cost $29,880,000)                         $ 29,880,000
                                                            ------------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENTS - 100%
                 (Cost $351,524,377)                        $373,223,140
                                                            ============

*   Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

    United Kingdom            22%
    France                    19%
    Germany                   14%
    Italy                     13%
    Netherlands               11%
    Switzerland                8%
    Spain                      6%
    Finland                    4%
    Ireland                    2%
    Sweden                     1%
                             ---
                             100%
                             ===

(b) At April 30, 2001, the net unrealized gain on investments was based on cost for federal income tax purposes of $352,142,994 was as follows:

           Aggregate gross unrealized gain for all investments in
           which there is an excess of value over cost                                  $ 38,248,154
           Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value                               (17,168,008)
                                                                                        ------------
    Net unrealized gain                                                                 $ 21,080,146
                                                                                        ============

(c) As of October 31, 2000, the Fund had a capital loss carryforward of $5,276,444, which will expire in 2008 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2001, aggregated $325,730,375 and $386,530,321, respectively.


The accompanying notes are an integral part of these financial statements.   15

Pioneer Europe Fund

BALANCE SHEET 4/30/01 (unaudited)

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $29,880,000) (cost $351,524,377)               $373,223,140
    Cash                                                               873,771
    Foreign currency, at value                                           8,904
  Receivables -
    Investment securities sold                                       1,925,823
    Fund shares sold                                                 2,149,541
    Dividends, interest and foreign taxes withheld                   1,425,651
    Forward foreign currency settlement contracts - net                  1,710
    Variation margin                                                    82,754
  Other                                                                  4,658
                                                                  ------------
      Total assets                                                $379,695,952
                                                                  ------------
LIABILITIES:
  Payables -
    Investment securities purchased                               $  3,540,725
    Fund shares repurchased                                          3,341,945
  Due to affiliates                                                    551,343
  Accrued expenses                                                     271,760
                                                                  ------------
      Total liabilities                                           $  7,705,773
                                                                  ------------
NET ASSETS:
  Paid-in capital                                                 $369,013,662
  Accumulated net investment loss                                   (1,520,377)
  Accumulated net realized loss on investments and foreign
     currency transactions                                         (17,338,368)
  Net unrealized gain on investments                                21,698,763
  Net unrealized loss on forward foreign currency contracts
     and other assets and liabilities denominated in
     foreign currencies                                                (56,272)
  Net unrealized gain on futures contracts                             192,771
                                                                  ------------
      Total net assets                                            $371,990,179
                                                                  ============
NET ASSET VALUE PER SHARE:
  Class A (based on $222,505,219/8,164,756 shares)                $      27.25
                                                                  ============
  Class B (based on $115,827,020/4,504,362 shares)                $      25.71
                                                                  ============
  Class C (based on $31,069,159/1,212,006 shares)                 $      25.63
                                                                  ============
  Class Y (based on $2,588,781/93,557 shares)                     $      27.67
                                                                  ============
MAXIMUM OFFERING PRICE:
  Class A                                                         $      28.91
                                                                  ============

16    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended 4/30/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $320,381)      $   2,049,351
  Interest                                                         628,131
                                                             -------------
      Total investment income                                                 $   2,677,482
                                                                              -------------
EXPENSES:
  Management fees                                            $   2,005,124
  Transfer agent fees
    Class A                                                        396,934
    Class B                                                        264,052
    Class C                                                         71,837
    Class Y                                                            128
  Distribution fees
    Class A                                                        314,717
    Class B                                                        641,024
    Class C                                                        184,393
  Custodian fees                                                   183,883
  Administrative fees                                               73,296
  Registration fees                                                 53,484
  Professional fees                                                 33,075
  Printing                                                          32,385
  Fees and expenses of nonaffiliated trustees                        4,747
  Miscellaneous                                                      8,628
                                                             -------------
      Total expenses                                                          $   4,267,707
      Less fees paid indirectly                                                     (48,196)
                                                                              -------------
      Net expenses                                                            $   4,219,511
                                                                              -------------
        Net investment loss                                                   $  (1,542,029)
                                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                             $ (11,712,441)
     Futures contracts                                            (110,205)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies           (65,650)   $ (11,888,296)
                                                             -------------    -------------
  Change in net unrealized gain (loss) from:
     Investments                                             $ (66,462,163)
     Futures contracts                                             192,771
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies            15,228    $ (66,254,164)
                                                             -------------    -------------
     Net loss on investments, futures contracts and
       foreign currency transactions                                          $ (78,142,460)
                                                                              -------------
     Net decrease in net assets resulting from operations                     $ (79,684,489)
                                                                              =============

The accompanying notes are an integral part of these financial statements.   17

Pioneer Europe Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 4/30/01 and the Year Ended 10/31/00

                                                      Six Months Ended
                                                          4/30/01          Year Ended
                                                        (unaudited)         10/31/00
FROM OPERATIONS:
Net investment loss                                    $   (1,542,029)   $   (3,938,783)
Net realized loss on investments, foreign
  currency transactions and futures contracts             (11,888,296)       (5,626,750)
Change in net unrealized gain (loss) on
  investments, foreign currency transactions and
  futures contracts                                       (66,254,164)       31,068,408
                                                       --------------    --------------
  Net increase (decrease) in net assets resulting
   from operations                                     $  (79,684,489)   $   21,502,875
                                                       --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.00 and $0.00 per share, respectively)    $            -    $      (14,780)
  Class Y ($0.00 and $0.00 per share, respectively)                 -              (344)
Net realized gain:
  Class A ($0.00 and $1.11 per share, respectively)                 -        (9,227,766)
  Class B ($0.00 and $1.11 per share, respectively)                 -        (4,718,179)
  Class C ($0.00 and $1.11 per share, respectively)                 -        (1,546,249)
  Class Y ($0.00 and $1.11 per share, respectively)                 -          (214,866)
                                                       --------------    --------------
   Total distributions to shareowners                  $            -    $  (15,722,184)
                                                       --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $  311,989,415    $  654,852,723
Reinvestment of distributions                                       -        13,588,676
Cost of shares repurchased                               (375,029,501)     (607,100,393)
                                                       --------------    --------------
  Net increase (decrease) in net assets resulting
   from fund share transactions                        $  (63,040,086)   $   61,341,006
                                                       --------------    --------------
  Net increase (decrease) in net assets                $ (142,724,575)   $   67,121,697
NET ASSETS:
Beginning of period                                       514,714,754       447,593,057
                                                       --------------    --------------
End of period (including accumulated undistributed
  net investment income (loss) of $(1,520,377)
  and $21,652, respectively)                           $  371,990,179    $  514,714,754
                                                       ==============    ==============

18    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

                                   '01 Shares       '01 Amount
                                   (unaudited)      (unaudited)       '00 Shares       '00 Amount
CLASS A
Shares sold                          9,343,870    $  273,340,291       14,125,954    $  509,409,078
Reinvestment of distributions                -                 -          253,765         8,223,595
Less shares repurchased            (10,790,336)     (319,251,431)     (13,235,358)     (478,649,390)
                                   -----------    --------------      -----------    --------------
 Net increase (decrease)            (1,446,466)   $  (45,911,140)       1,144,361    $   38,983,283
                                   ===========    ==============      ===========    ==============
CLASS B
Shares sold                            694,958    $   19,455,460        2,407,123    $   89,500,182
Reinvestment of distributions                -                 -          129,890         4,023,979
Less shares repurchased             (1,034,756)      (28,470,495)      (1,950,746)      (68,939,374)
                                   -----------    --------------      -----------    --------------
 Net increase (decrease)              (339,798)   $   (9,015,035)         586,267    $   24,584,787
                                   ===========    ==============      ===========    ==============
CLASS C
Shares sold                            674,759    $   18,565,106        1,594,382    $   54,395,241
Reinvestment of distributions                -                 -           36,484         1,125,892
Less shares repurchased               (966,810)      (26,779,176)      (1,566,045)      (53,306,764)
                                   -----------    --------------      -----------    --------------
 Net increase (decrease)              (292,051)   $   (8,214,070)          64,821    $    2,214,369
                                   ===========    ==============      ===========    ==============
CLASS Y
Shares sold                             22,905    $      628,558           41,193    $    1,548,222
Reinvestment of distributions                -                 -            6,580           215,210
Less shares repurchased                (18,342)         (528,399)        (154,344)       (6,204,865)
                                   -----------    --------------      -----------    --------------
 Net increase (decrease)                 4,563    $      100,159         (106,571)   $   (4,441,433)
                                   ===========    ==============      ===========    ==============

The accompanying notes are an integral part of these financial statements.   19

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/01

                                                                  Six Months
                                                                    Ended
                                                                    4/30/01       Year Ended
CLASS A                                                           (unaudited)      10/31/00
Net asset value, beginning of period                               $  32.75        $  31.71
                                                                   --------        --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $  (0.02)       $  (0.15)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 (5.48)           2.30
                                                                   --------        --------
  Net increase (decrease) from investment operations               $  (5.50)       $   2.15
Distributions to shareowners:
 Net investment income                                                    -           (0.00)(a)
 Net realized gain                                                        -           (1.11)
                                                                   --------        --------
Net increase (decrease) in net asset value                         $  (5.50)       $   1.04
                                                                   --------        --------
Net asset value, end of period                                     $  27.25        $  32.75
                                                                   ========        ========
Total return*                                                        (16.80)%          6.83%
Ratio of net expenses to average net assets+                           1.70%**         1.54%
Ratio of net investment income (loss) to average net assets+          (0.43)%**       (0.39)%
Portfolio turnover rate                                                 164%**           46%
Net assets, end of period (in thousands)                           $222,505        $314,781
Ratios assuming no waiver of management fees by PIM
 and no reduction for fees paid indirectly:
  Net expenses                                                         1.70%**         1.54%
  Net investment income (loss)                                        (0.43)%**       (0.39)%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                         1.67%**         1.52%
  Net investment income (loss)                                        (0.40)%**       (0.37)%

                                                                 Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                           10/31/99     10/31/98     10/31/97     10/31/96
Net asset value, beginning of period                              $  29.87     $  27.60     $  23.25     $ 21.19
                                                                  --------     --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   0.12     $   0.10     $   0.04     $  0.11
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 2.54         3.72         6.11        3.38
                                                                  --------     --------     --------     -------
  Net increase (decrease) from investment operations              $   2.66     $   3.82     $   6.15     $  3.49
Distributions to shareowners:
 Net investment income                                               (0.09)           -        (0.22)          -
 Net realized gain                                                   (0.73)       (1.55)       (1.58)      (1.43)
                                                                  --------     --------     --------     -------
Net increase (decrease) in net asset value                        $   1.84     $   2.27     $   4.35     $  2.06
                                                                  --------     --------     --------     -------
Net asset value, end of period                                    $  31.71     $  29.87     $  27.60     $ 23.25
                                                                  ========     ========     ========     =======
Total return*                                                         9.01%       14.51%       28.30%      17.80%
Ratio of net expenses to average net assets+                          1.63%        1.54%        1.78%       1.94%
Ratio of net investment income (loss) to average net assets+          0.29%        0.47%        0.19%       0.57%
Portfolio turnover rate                                                 60%          39%          32%         56%
Net assets, end of period (in thousands)                          $268,446     $315,309     $152,267     $99,915
Ratios assuming no waiver of management fees by PIM
 and no reduction for fees paid indirectly:
  Net expenses                                                        1.63%        1.54%        1.78%       2.00%
  Net investment income (loss)                                        0.29%        0.47%        0.19%       0.51%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                        1.62%        1.49%        1.77%       1.93%
  Net investment income (loss)                                        0.30%        0.52%        0.20%       0.58%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/01

                                                              Six Months
                                                                Ended
                                                                4/30/01       Year Ended
CLASS B                                                       (unaudited)      10/31/00
Net asset value, beginning of period                           $  31.06        $  30.38
                                                               --------        --------
Increase (decrease) from investment operations:

 Net investment loss                                           $  (0.21)       $  (0.40)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions             (5.14)           2.19
                                                               --------        --------
   Net increase (decrease) from investment operations          $  (5.35)       $   1.79
Distributions to shareowners:
 Net investment income                                                -               -
 Net realized gain                                                    -           (1.11)
                                                               --------        --------
Net increase (decrease) in net asset value                     $  (5.35)       $   0.68
                                                               --------        --------
Net asset value, end of period                                 $  25.71        $  31.06
                                                               ========        ========
Total return*                                                    (17.22)%          5.90%
Ratio of net expenses to average net assets+                       2.54%**         2.37%
Ratio of net investment loss to average net assets+               (1.27)%**       (1.21)%
Portfolio turnover rate                                             164%**           46%
Net assets, end of period (in thousands)                       $115,827        $150,436
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
  Net expenses                                                     2.54%**         2.37%
  Net investment loss                                             (1.27)%**       (1.21)%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                     2.53%**         2.36%
  Net investment loss                                             (1.26)%**       (1.20)%

                                                              Year Ended    Year Ended   Year Ended   Year Ended
CLASS B                                                        10/31/99     10/31/98(a)   10/31/97     10/31/96
Net asset value, beginning of period                           $  28.79      $  26.88      $ 22.74      $ 20.92
                                                               --------      --------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                           $  (0.18)     $  (0.09)     $ (0.10)     $ (0.04)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions              2.50          3.55         5.93         3.29
                                                               --------      --------      -------      -------
   Net increase (decrease) from investment operations          $   2.32      $   3.46      $  5.83      $  3.25
Distributions to shareowners:
 Net investment income                                                -             -        (0.11)           -
 Net realized gain                                                (0.73)        (1.55)       (1.58)       (1.43)
                                                               --------      --------      -------      -------
Net increase (decrease) in net asset value                     $   1.59      $   1.91      $  4.14      $  1.82
                                                               --------      --------      -------      -------
Net asset value, end of period                                 $  30.38      $  28.79      $ 26.88      $ 22.74
                                                               ========      ========      =======      =======
Total return*                                                      8.12%        13.50%       27.35%       16.82%
Ratio of net expenses to average net assets+                       2.48%         2.35%        2.57%        2.76%
Ratio of net investment loss to average net assets+               (0.52)%       (0.34)%      (0.55)%      (0.23)%
Portfolio turnover rate                                              60%           39%          32%          56%
Net assets, end of period (in thousands)                       $129,336      $135,535      $42,472      $20,228
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
  Net expenses                                                     2.48%         2.35%        2.57%        2.80%
  Net investment loss                                             (0.52)%       (0.34)%      (0.55)%      (0.27)%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                     2.47%         2.31%        2.55%        2.74%
  Net investment loss                                             (0.51)%       (0.30)%      (0.53)%      (0.21)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/01

                                                            Six Months
                                                              Ended
                                                             4/30/01      Year Ended   Year Ended
CLASS C                                                    (unaudited)     10/31/00     10/31/99
Net asset value, beginning of period                         $ 30.95       $ 30.27      $ 28.67
                                                             -------       -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                         $ (0.27)      $ (0.39)     $ (0.13)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions          (5.05)         2.18         2.46
                                                             -------       -------      -------
   Net increase (decrease) from investment operations        $ (5.32)      $  1.79      $  2.33
Distributions to shareowners:
 Net investment income                                             -             -            -
 Net realized gain                                                 -         (1.11)       (0.73)
                                                             -------       -------      -------
Net increase (decrease) in net asset value                   $ (5.32)      $  0.68      $  1.60
                                                             -------       -------      -------
Net asset value, end of period                               $ 25.63       $ 30.95      $ 30.27
                                                             =======       =======      =======
Total return*                                                 (17.19)%        5.93%        8.19%
Ratio of net expenses to average net assets+                    2.52%**       2.34%        2.42%
Ratio of net investment loss to average net assets+            (1.27)%**     (1.19)%      (0.44)%
Portfolio turnover rate                                          164%**         46%          60%
Net assets, end of period (in thousands)                     $31,069       $46,544      $43,559
Ratios assuming no waiver of management fees by PIM
 and no reduction for fees paid indirectly:
  Net expenses                                                  2.52%**       2.34%        2.42%
  Net investment loss                                          (1.27)%**     (1.19)%      (0.44)%
Ratios assuming waiver of management fees by PIM
 and reduction for fees paid indirectly:
  Net expenses                                                  2.50%**       2.33%        2.40%
  Net investment income (loss)                                 (1.25)%**     (1.18)%      (0.42)%

                                                                                        1/31/96
                                                            Year Ended   Year Ended       to
CLASS C                                                     10/31/98(a)  10/31/97(a)   10/31/96
Net asset value, beginning of period                         $ 26.73      $  22.69      $ 19.92
                                                             -------      --------      -------
Increase (decrease) from investment operations:

 Net investment loss                                         $ (0.04)     $  (0.12)     $     -
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions           3.53          5.94         2.77
                                                             -------      --------      -------
   Net increase (decrease) from investment operations        $  3.49      $   5.82      $  2.77
Distributions to shareowners:
 Net investment income                                             -         (0.20)           -
 Net realized gain                                             (1.55)        (1.58)           -
                                                             -------      --------      -------
Net increase (decrease) in net asset value                   $  1.94      $   4.04      $  2.77
                                                             -------      --------      -------
Net asset value, end of period                               $ 28.67      $  26.73      $ 22.69
                                                             =======      ========      =======
Total return*                                                  13.70%        27.47%       13.91%
Ratio of net expenses to average net assets+                    2.28%         2.49%         2.74%**
Ratio of net investment loss to average net assets+            (0.20)%       (0.52)%        0.00%**
Portfolio turnover rate                                           39%           32%           56%
Net assets, end of period (in thousands)                     $39,261      $  6,266      $  1,175
Ratios assuming no waiver of management fees by PIM
 and no reduction for fees paid indirectly:
  Net expenses                                                  2.28%         2.49%         2.75%**
  Net investment loss                                          (0.20)%       (0.52)%       (0.01)**
Ratios assuming waiver of management fees by PIM
 and reduction for fees paid indirectly:
  Net expenses                                                  2.22%         2.46%         2.71%**
  Net investment income (loss)                                 (0.14)%       (0.49)%        0.03%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/01

                                        Six Months
                                          Ended                                     7/2/98
                                         4/30/01       Year Ended     Year Ended      to
                                       (unaudited)     10/31/00(a)     10/31/99    10/31/98
CLASS Y
Net asset value, beginning of period     $ 33.19        $ 31.97        $ 29.90      $ 34.63
                                         -------        -------        -------      ------
Increase (decrease) from investment
  operations:
  Net investment income (loss)           $ (0.43)       $     -        $  0.35      $  0.07
  Net realized and unrealized gain
     (loss) on investments, foreign
     currency transactions and
     futures contracts                     (5.09)          2.33          2.49         (4.80)
                                         -------        -------        -------      -------
      Net increase (decrease) from
        investment operations            $ (5.52)       $  2.33        $  2.84      $ (4.73)
Distributions to shareowners:
  Net investment income                        -          (0.00)(b)      (0.04)           -
  Net realized gain                            -          (1.11)         (0.73)           -
                                         -------        -------        -------      -------
Net increase (decrease) in
  net asset value                        $ (5.52)       $  1.22        $  2.07      $ (4.73)
                                         -------        -------        -------      -------
Net asset value, end of period           $ 27.67        $ 33.19        $ 31.97      $ 29.90
                                         =======        =======        =======      =======
Total return*                             (16.63)%         7.35%          9.59%      (13.66)%
Ratio of net expenses to average
  net assets+                               1.15%**        1.08%          1.12%        1.12%**
Ratio of net investment income (loss)
  to average net assets+                    0.15%**       (0.01)%         0.90%        0.95%**
Portfolio turnover rate                      164%**          46%            60%          39%
Net assets, end of period
  (in thousands)                         $ 2,589        $ 2,953        $ 6,252      $ 7,738
Ratios assuming reduction for fees
  paid indirectly:
      Net expenses                          1.14%**        1.07%          1.12%        1.11%**
      Net investment income (loss)          0.16%**       (0.00)%         0.90%        0.96%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/01 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New

Pioneer Europe Fund

   York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/01 (unaudited)                     (cont'd)

   these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of April 30, 2001, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $11,644 and $9,934, respectively, resulting in a net receivable of $1,710 as of April 30, 2001.

D. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

   At April 30, 2001, open futures contracts were as follows:

                           Number of
                           Contracts     Settlement        Market       Unrealized
Type                     Long/(Short)       Month          Value        Gain (Loss)
----                     ------------       -----          -----        -----------
   DJ Euro Stoxx 50          240            6/01        $9,613,699      $192,771

E. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer Europe Fund

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

F. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $38,996 in underwriting commissions on the sale of fund shares during the six months ended April 30, 2001.

G. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3).

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/01 (unaudited)                     (cont'd)

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2001, $311,384 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $81,413 in transfer agent fees payable to PIMSS at April 30, 2001.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $158,546 in distribution fees payable to PFD at April 30, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase.

Pioneer Europe Fund

Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2001, CDSCs in the amount of $288,522 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2001, the Fund's expenses were reduced by $48,196 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 2001, the Fund had no borrowings under this agreement.

Pioneer Europe Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                           Officers
John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
Mary K. Bush                       David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.            Vincent Nave, Treasurer
Margaret B.W. Graham               Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Pioneer Europe Fund

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Sector Funds
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

Growth and Income Funds
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Value Fund (formerly Pioneer II)

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

Tax-Free
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

Six-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

                           This page for your notes.

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[logo] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                 1267-00-0601
             (C) Pioneer Funds Distributor, Inc.
                 Underwriter of Pioneer mutual funds
[recycle symbol] Printed on Recycled Paper